UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2007
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-33784 (Commission File Number)	20-8084793 (I.R.S. Employer Identification No.)

1601 N.W. Expressway, Suite 1600 Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73118 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 753-5500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
     On December 5, 2007, SandRidge Energy, Inc. (the “Company”) made available certain financial and operational information of the Company related to the three months and six months ended June 30, 2007. A copy of this information is furnished herewith as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Financial and Operational Information for the three months and sixth months ended June 30, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
Date: December 5, 2007	By:	/s/ V. Bruce Thompson
V. Bruce Thompson
Senior Vice President—Legal and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial and Operational Information for the three months and sixth months ended June 30, 2007.

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